UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 3, 2019

Alliqua BioMedical, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36278	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 Cabot Blvd., West Suite B Langhorne, PA	19047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 3, 2019, Alliqua BioMedical, Inc. (the “Company”) issued a letter to its shareholders from David I. Johnson, its Chief Executive Officer, describing certain business updates. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information about the Adynxx Merger and Where to Find It

In connection with the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which, among other things, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Embark Merger Sub Inc. will merge with and into Adynxx. Inc. (“Adynxx”), with Adynxx becoming a wholly-owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”), the Company intends to file relevant materials with the SEC, including a definitive proxy statement for its stockholders containing the information with respect to the Merger and the Merger Agreement specified in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, and describing the proposed Merger. The preliminary proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by directing a written request to: Alliqua BioMedical, Inc., 2150 Cabot Boulevard West, Suite B, Langhorne, Pennsylvania 19047. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

Participants in Solicitation

The Company and its directors and executive officers and Adynxx and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the Merger will be included in the proxy statement referred to above. Additional information regarding the directors and executive officers of the Company is also included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and the proxy statement for the Company’s 2018 Annual Meeting of Stockholders. These documents are available free of charge at the SEC’s website at www.sec.gov and from the Company at the address described above.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. The use of words such as “may,” “might,” “will,” “expect,” “plan,” “anticipate,” “believe,” “intend,” “future,” or “continue” and other similar expressions are intended to identify forward-looking statements. Such statements include, but are not limited to, statements regarding the structure, timing and completion of our proposed merger with Adynxx; statements regarding the structure, timing and completion of our proposed merger with TO Pharmaceuticals; our expectations regarding the capitalization, resources and ownership structure of the Alliqua and TO Pharma following the transactions; our expectations regarding our and TO Pharma’s ability to trade on the Nasdaq Capital Market; the executive officer and board structure of the each organization; and the expectations regarding voting by Alliqua and Adynxx stockholders. Alliqua, AquaMed, TO Pharmaceuticals and/or Adynxx may not actually achieve the proposed mergers, or any plans or product development goals in a timely manner, if at all, or otherwise carry out the intentions or meet the expectations or projections disclosed in our forward-looking statements, and you should not place undue reliance on these forward-looking statements. These statements are also subject to a number of material risks and uncertainties that are described in Alliqua BioMedical, Inc.’s preliminary proxy statement, filed with the Securities and Exchange Commission on November 26, 2018. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description

99.1	Shareholder Letter, issued on January 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIQUA BIOMEDICAL, INC.

Dated: January 3, 2019	By:	/s/ Joseph Warusz
Name: Joseph Warusz
Title: Chief Financial Officer